DEAN WITTER UTILITIES FUND
LETTER TO THE SHAREHOLDERS June 30, 1997

                              Two World Trade Center, New York, New York 10048


Dear Shareholder:

During the first six months of 1997, the economy remained on a path of robust growth with little inflationary pressure. This positive economic backdrop provided the support for a favorable investment environment.

While the electric utility sector remained focused on making a balanced transition from monopoly to a deregulated environment, mergers and acquisitions continued. This trend was highlighted by the recent merger announcements of Allegheny Power with DQE Energy and PacifiCorp with the Energy Group of the United Kingdom. Upon completion of these mergers, the combined companies are expected to be well positioned to capitalize on growth opportunities within a deregulated and competitive environment.

The first half of 1997 saw marked improvement in both the domestic and foreign telecommunications sectors. Within these sectors, investors continued to drive valuations upward in anticipation of further industry consolidation and the potential for attractive earnings prospects. During this period, natural gas commodity prices and stock performance benefited from favorable weather and demand patterns.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter Utilities Fund provided a total return of
6.08 percent for the six-month period ended June 30, 1997. This compares to a return of 7.80 percent for the Lipper Utility Funds Index and a return of
20.62 percent for the broad-based Standard & Poor's 500 Composite Stock Price Index. During the period under review, the Fund paid income distributions totaling $0.38 per share, including a long-term capital gain distribution of $0.13 per share, paid on June 30, 1997. The future level of quarterly income distributions will fluctuate, based primarily on the level of interest rates and the portfolio's overall investment allocation strategy.

The utilities industry continues to react to the uncertainty and confusion surrounding its deregulation and restructuring. This response was evident

DEAN WITTER UTILITIES FUND
LETTER TO THE SHAREHOLDERS June 30, 1997, continued


during the past six months as the industry underperformed the general market despite strong earnings and low inflation. More recently, however, it appears that investor confidence is improving as the form and direction of a competitive utilities industry takes shape.

The Fund remained fully invested during the first half of 1997, with 88 percent of its net assets allocated to utility and utility-related equities, 11 percent in high-quality, fixed-income securities and 1 percent in cash and cash equivalents.

The Fund's equity portfolio reflected improved investor confidence, particularly in the electric utilities and telecommunications sectors, given their favorable growth outlook and the potential investment opportunities resulting from a competitive environment. Within this component, 53 percent was allocated to electric utilities, 35 percent to telecommunications and 12 percent to natural gas. Further diversifying the Fund's portfolio are selective foreign securities, primarily in the global telecommunications sector, which account for 9 percent of net assets.

The Fund continues to invest selectively within the electric utility sector and remains committed to companies characterized by low cost with good earnings growth opportunities. Within the natural gas sector, the Fund continues to focus on the high-quality, well-diversified pipeline companies, given the favorable long-term outlook for the industry. The globalization of the Telecommunications Industry combined with expanded usage and product introduction gives this sector strong earnings growth prospects going forward. The Fund's largest equity holdings include Ameritech, SBC Communications and Nynex (telecommunications), CINergy Corporation, Edison International and GPU Inc. (electric utilities) and The Williams Companies and Enron Corporation (natural gas). Among the Fund's major foreign holdings are Telecommunications Corp. of New Zealand, Ltd., and Telefonica Espana, S.A.

The Fund's fixed-income portion remains well diversified with a weighted average credit rating of Baa and BBB+, as measured by Moody's Investors Service, Inc., and Standard & Poor's Corporation, respectively.

LOOKING AHEAD

In the second half of 1997, the Fund anticipates a fixed-income allocation near current levels, with a modest reduction of its equity allocation to electric utilities in favor of selective telecommunications and natural gas companies. The Fund anticipates increasing its foreign exposure to capitalize on and participate in worldwide telecommunications infrastructure growth.

Going forward, we believe the Fund is well positioned to take advantage of the growth opportunities across all the utility sectors and remains structured to meet its long-term investment objective.

DEAN WITTER UTILITIES FUND
LETTER TO THE SHAREHOLDERS June 30, 1997, continued


On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion occurred on July 28, 1997. A revised prospectus, which includes complete details regarding this change, was mailed with your June 1997 statement.

We appreciate your support of Dean Witter Utilities Fund and look forward to serving your future needs and investment objectives.

Very truly yours,


/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER UTILITIES FUND
RESULTS OF SPECIAL MEETING (unaudited)


On May 21, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on four separate matters, the results of which are as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

For ...........................................................   84,259,298
Against .......................................................    2,433,964
Abstain .......................................................    8,540,983

(2) ELECTION OF TRUSTEES:

Michael Bozic                    John R. Haire                     Michael E. Nugent
For ............  89,158,825     For ............  89,144,761      For ..............  89,452,454
Withheld .......   6,075,420     Withheld .......   6,089,484      Withheld .........   5,781,791

Charles A. Fiumefreddo           Wayne E. Hedien                   Philip J. Purcell
For ............  89,342,430     For ............  89,361,719      For ..............  89,409,902
Withheld .......   5,891,815     Withheld .......   5,872,526      Withheld .........   5,824,343

Edwin J. Garn                    Dr. Manuel H. Johnson             John L. Schroeder
For ............  89,350,183     For ............  89,377,118      For ..............  89,313,775
Withheld .......   5,884,062     Withheld .......   5,857,127      Withheld .........   5,920,470

(3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

For ..........................................................    79,910,152
Against ......................................................     5,307,652
Abstain ......................................................    10,016,441

(4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

For ..........................................................    86,924,009
Against ......................................................     1,283,876
Abstain ......................................................     7,026,360

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited)


 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
            COMMON STOCKS (88.5%)
            Natural Gas (10.3%)
   680,000  AGL Resources, Inc.  ............................................ $ 14,025,000
   345,000  Burlington Resources, Inc.  .....................................   15,223,125
   420,000  Coastal Corp.  ..................................................   22,338,750
   340,000  Consolidated Natural Gas Co.  ...................................   18,296,250
   575,335  El Paso Natural Gas Co.  ........................................   31,643,425
   930,000  Enron Corp.  ....................................................   37,955,625
   360,000  ENSERCH Corp.  ..................................................    8,010,000
   230,000  New Jersey Resources Corp.  .....................................    7,216,250
   385,000  Sonat, Inc.  ....................................................   19,731,250
   285,000  Washington Gas Light Co.  .......................................    7,160,625
 1,315,000  Williams Companies, Inc.  .......................................   57,531,250
                                                                              ------------
                                                                               239,131,550
                                                                              ------------
            Telecommunications (31.3%)
   235,000  360|SD Communications Co.*  .....................................    4,024,375
   680,000  Airtouch Communications, Inc.*  .................................   18,615,000
 1,025,000  Alltel Corp.  ...................................................   34,273,437
   835,000  Ameritech Corp.  ................................................   56,727,812
   430,000  AT&T Corp.  .....................................................   15,076,875
 1,060,000  BCE, Inc. (Canada)  .............................................   29,680,000
   310,000  Bell Atlantic Corp.  ............................................   23,521,250
   865,000  BellSouth Corp.  ................................................   40,114,375
   200,000  British Telecommunications PLC (ADR)(United Kingdom)  ...........   14,850,000
   235,000  Cable & Wireless PLC (ADR)(United Kingdom)  .....................    6,565,312
   580,000  Century Telephone Enterprises, Inc.  ............................   19,538,750
   348,750  Compania de Telefonos de Chile S.A. (ADR)(Chile)  ...............   11,508,750
   375,000  Ericsson (L.M.) Telephone Co. (Class B)(ADR)(Sweden)  ...........   14,765,625
   620,000  Frontier Corp.  .................................................   12,361,250
   840,000  GTE Corp.  ......................................................   36,855,000
   830,000  Hong Kong Telecommunications, Ltd. (ADR)(Hong Kong)  ............   19,401,250
   184,405  Lucent Technologies Inc.  .......................................   13,288,685
 1,150,000  MCI Communications Corp.  .......................................   43,987,500
   800,000  NYNEX Corp.  ....................................................   46,100,000
   145,000  Philippine Long Distance Telephone Co. (ADR)(Philippines)  ......    9,316,250
 1,059,806  SBC Communications, Inc.  .......................................   65,575,496
   735,000  Sprint Corp.  ...................................................   38,679,375

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited) continued


 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
            Telecommunications Corp. New Zealand, Ltd. (ADR)
   590,000  (New Zealand)  .................................................. $ 24,042,500
   340,000  Telefonica de Argentina S.A. (ADR)(Argentina)  ..................   11,772,500
   480,000  Telefonica Espana S.A. (ADR)(Spain)  ............................   41,400,000
   400,000  Telefonos de Mexico S.A. de C.V. (Series L)(ADR)(Mexico)  .......   19,100,000
   685,000  U.S. West Communications Group*  ................................   25,815,937
   565,000  U.S. West Media Group*  .........................................   11,441,250
   210,000  Vodafone Group PLC (ADR)(United Kingdom)  .......................   10,171,875
   367,000  WorldCom, Inc.  .................................................   11,721,062
                                                                              ------------
                                                                               730,291,491
                                                                              ------------
            Utilities - Electric (46.9%)
 1,235,000  Allegheny Power Systems, Inc.  ..................................   32,959,062
   670,000  American Electric Power Co.  ....................................   28,140,000
   795,000  Baltimore Gas & Electric Co.  ...................................   21,216,563
   550,000  Boston Edison Co.  ..............................................   14,506,250
   240,000  Carolina Power & Light Co.  .....................................    8,610,000
   650,000  Central & South West Corp.  .....................................   13,812,500
 1,175,470  CINergy Corp.  ..................................................   40,921,049
   620,000  CMS Energy Corp.  ...............................................   21,855,000
   670,000  Consolidated Edison Co. of New York, Inc.  ......................   19,723,125
   900,000  Dominion Resources, Inc.  .......................................   32,962,500
 1,015,000  DPL, Inc.  ......................................................   24,994,375
   540,000  DQE, Inc.  ......................................................   15,255,000
   890,000  DTE Energy Co.  .................................................   24,586,250
 1,131,862  Duke Power Co.  .................................................   54,258,635
 1,475,000  Edison International  ...........................................   36,690,625
   310,000  Empresa Nacional de Electricidad S.A. (ADR)(Spain)  .............   26,369,375
   135,000  Enersis S.A. (ADR)(Chile)  ......................................    4,800,938
   970,000  Enova Corp.  ....................................................   23,340,625
   685,000  Entergy Corp.  ..................................................   18,751,875
   560,000  Florida Progress Corp.  .........................................   17,535,000
   735,000  FPL Group, Inc.  ................................................   33,855,938
 1,050,000  General Public Utilities Corp.  .................................   37,668,750
 1,220,000  Houston Industries, Inc.  .......................................   26,153,750
   785,000  Illinova Corp.  .................................................   17,270,000
   905,000  Kansas City Power & Light Co.  ..................................   25,849,063
   550,000  Long Island Lighting Co.  .......................................   12,650,000
   180,000  Montana Power Co.  ..............................................    4,173,750

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited) continued


 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
   765,000  New England Electric System  ....................................$   28,305,000
   545,000  New York State Electric & Gas Corp.  ............................    11,376,875
   820,000  NIPSCO Industries, Inc.  ........................................    33,876,250
   310,000  Northern States Power Co.  ......................................    16,042,500
   800,000  Ohio Edison Co.  ................................................    17,450,000
   955,000  PacifiCorp  .....................................................    21,010,000
   685,000  Peco Energy Co.  ................................................    14,385,000
   455,000  PG & E Corp.  ...................................................    11,033,750
   900,000  Pinnacle West Capital Corp.  ....................................    27,056,250
   335,000  Portland General Corp.  .........................................    13,295,313
   460,000  Potomac Electric Power Co.  .....................................    10,637,500
   720,000  PP&L Resources, Inc.  ...........................................    14,355,000
   845,000  Public Service Company of Colorado  .............................    35,067,500
   795,000  Public Service Enterprise Group, Inc.  ..........................    19,875,000
   135,000  Puget Sound Power & Light Co.  ..................................     3,577,500
   375,000  Rochester Gas & Electric Corp.  .................................     7,898,438
   780,000  SCANA Corp.  ....................................................    19,353,750
 1,430,000  Southern Co.  ...................................................    31,281,250
   260,000  Southwestern Public Service Co.  ................................    10,221,250
   435,000  Teco Energy, Inc.  ..............................................    11,119,688
   770,000  Texas Utilities Co.  ............................................    26,516,875
   500,000  Unicom Corp.  ...................................................    11,125,000
   870,000  Union Electric Co.  .............................................    32,788,125
   500,000  Utilicorp United, Inc.  .........................................    14,562,500
   680,000  Washington Water Power Co.  .....................................    13,345,000
                                                                             --------------
                                                                              1,094,465,312
                                                                             --------------
            TOTAL COMMON STOCKS
            (Identified Cost $1,422,028,739)  ............................... 2,063,888,353
                                                                             --------------


 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE
-----------                                                                  ---------- ----------
            CORPORATE BONDS (10.9%)
            Natural Gas (2.3%)
   $2,000   AGL Capital Trust - 144A**  .....................................   8.17 %   06/01/37      1,986,980
    5,000   ANR Pipeline Co.  ...............................................   9.625    11/01/21      6,078,650
    5,000   Arkla, Inc.  ....................................................  10.00     11/15/19      5,523,000
   10,000   Coastal Corp.  ..................................................   9.625    05/15/12     11,959,900
    5,000   Colorado Interstate Gas Co.  ....................................  10.00     06/15/05      5,872,850

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
   $5,000   Northwest Pipeline Corp.  .......................................  10.65 %   11/15/18     $ 5,335,800
    4,750   Southwest Gas Corp.  ............................................   8.00     08/01/26       4,928,030
    5,000   Transco Energy Co.  .............................................   9.875    06/15/20       6,178,200
    5,000   Williams Companies, Inc.  .......................................   9.375    11/15/21       5,911,000
                                                                                                      -----------
                                                                                                       53,774,410
                                                                                                      -----------
            Telecommunications (1.5%)
    5,000   BellSouth Telecommunications, Inc. ..............................   7.625    05/15/35       4,956,300
    5,000   BellSouth Telecommunications, Inc. ..............................   7.00     12/01/95       4,745,500
    3,000   GTE Corp.  ......................................................   7.90     02/01/27       3,025,410
    5,000   Southwestern Bell Telephone Co.  ................................   7.20     10/15/26       4,740,350
    5,000   Sprint Corp.  ...................................................   9.25     04/15/22       5,955,450
    5,000   Telephone & Data Systems, Inc.  .................................  10.00     01/15/21       5,654,250
    5,000   Telephone & Data Systems, Inc.  .................................   9.58     11/19/21       5,313,850
                                                                                                      -----------
                                                                                                       34,391,110
                                                                                                      -----------
            Utilities - Electric (7.1%)
    1,499   AEP Generating Co.  .............................................   9.81     12/07/22       1,787,134
    5,000   Arizona Public Service Co.  .....................................   7.25     08/01/23       4,713,300
    6,000   Chugach Electric Co.  ...........................................   9.14     03/15/22       6,753,420
    5,000   Cincinnati Gas & Electric Co.  ..................................   7.20     10/01/23       4,684,500
    5,000   Consumers Energy Co.  ...........................................   7.375    09/15/23       4,671,350
    5,000   CTC Mansfield Funding Corp.  ....................................  11.125    09/30/16       5,312,500
   14,783   DQU II Funding Corp.  ...........................................   8.70     06/01/16      16,041,329
   10,000   Duke Power Co.  .................................................   8.75     03/01/21      10,519,800
    5,000   Gulf States Utilities Co.  ......................................   8.94     01/01/22       5,149,000
    5,000   Gulf States Utilities Co.  ......................................   8.70     04/01/24       5,117,100
    7,000   Indiantown Cogeneration LP  .....................................   9.26     12/15/10       7,782,250
    3,000   Long Island Lighting Co.  .......................................   8.90     07/15/19       3,156,990
    5,100   Long Island Lighting Co.  .......................................   8.20     03/15/23       5,229,132
    5,250   National Rural Utilities Cooperative Finance Corp.  .............   9.00     09/01/21       5,593,140
    5,326   Niagara Mohawk Power Corp.  .....................................   8.77     01/01/18       5,421,389
    5,000   Niagara Mohawk Power Corp.  .....................................   9.50     03/01/21       5,254,700
    5,000   PacifiCorp  .....................................................   6.71     01/15/26       4,470,650
   10,250   Public Service Company of Colorado  .............................   8.75     03/01/22      10,914,302
    5,000   Public Service Electric & Gas Co.  ..............................   7.00     09/01/24       4,616,300
    5,000   Selkirk Cogen Funding Corp.  ....................................   8.98     06/26/12       5,410,650
    4,000   South Carolina Electric Co.  ....................................   8.875    08/15/21       4,248,240

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
   $2,000   Southern Co. Capital Trust - 144A**  ............................   8.19 %   02/01/37    $  2,005,640
      442   Systems Energy Resources, Inc.  .................................  11.375    09/01/16         473,550
   10,000   Texas Utilities Electric Co.  ...................................   8.875    02/01/22      10,602,900
    5,000   Texas Utilities Electric Co.  ...................................   7.375    10/01/25       4,760,700
    5,000   TU Electric Capital Ventures  ...................................   8.175    01/30/37       4,970,200
    5,000   Utilicorp United, Inc.  .........................................   9.00     11/15/21       5,267,750
    5,000   Virginia Electric Power Co.  ....................................   8.625    10/01/24       5,352,100
    5,000   Wisconsin Power & Light Co.  ....................................   8.60     03/15/27       5,322,500
                                                                                                   --------------
                                                                                                      165,602,516
                                                                                                   --------------
            TOTAL CORPORATE BONDS
            (Identified Cost $239,189,405)  .......................................................   253,768,036
            U.S. GOVERNMENT OBLIGATION (0.1%)
   10,000   Federal Home Loan Banks (Identified Cost $3,083,190)  ...........   0.00     07/02/12       3,050,000
                                                                                                   --------------
            SHORT-TERM INVESTMENT (a)(0.4%)
            U.S. GOVERNMENT AGENCY
    7,700   Federal Home Loan Mortgage Corp. (Amortized Cost $7,700,000)  ...   6.00     07/01/97       7,700,000
                                                                                                   --------------
            TOTAL INVESTMENTS
            (Identified Cost $1,672,001,334)(b)  .......................................   99.9%    2,328,406,389
            OTHER ASSETS IN EXCESS OF LIABILITIES  .....................................    0.1         3,249,381
                                                                                                   --------------
            NET ASSETS  ................................................................  100.0%   $2,331,655,770
                                                                                                   ==============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $685,610,126 and the aggregate gross unrealized depreciation is $29,205,071, resulting in net unrealized appreciation of $656,405,055.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS:

Investments in securities, at value
 (identified cost $1,672,001,334)...................................... $2,328,406,389
Receivable for:
  Investments sold.....................................................      6,615,599
  Dividends............................................................      6,313,058
  Interest.............................................................      5,325,674
  Shares of beneficial interest sold...................................        997,275
Foreign withholding taxes reclaimed ...................................        158,628
Prepaid expenses and other assets......................................         78,065
                                                                        --------------
  TOTAL ASSETS ........................................................  2,347,894,688
                                                                        --------------
LIABILITIES:

Payable for:
  Investments purchased................................................      3,083,190
  Shares of beneficial interest repurchased............................      2,780,297
  Plan of distribution fee.............................................      1,991,498
  Dividends to shareholders............................................      1,879,092
  Investment management fee............................................      1,091,297
Payable to bank........................................................      5,080,273
Accrued expenses and other payables....................................        333,271
                                                                        --------------
  TOTAL LIABILITIES....................................................     16,238,918
                                                                        --------------
NET ASSETS:

Paid-in-capital .......................................................  1,577,277,064
Net unrealized appreciation ...........................................    656,405,055
Accumulated undistributed net investment income........................      1,577,933
Accumulated undistributed net realized gain............................     96,395,718
                                                                        --------------
  NET ASSETS........................................................... $2,331,655,770
                                                                        ==============
NET ASSET VALUE PER SHARE,
 147,968,182 shares outstanding (unlimited shares authorized of $.01
 par value)............................................................ $        15.76
                                                                        ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (unaudited)

NET INVESTMENT INCOME:

INCOME
Dividends (net of $579,113 foreign withholding
 tax)...............................................  $ 46,622,870
Interest ...........................................    13,074,999
                                                      ------------
  TOTAL INCOME......................................    59,697,869
                                                      ------------
EXPENSES
Plan of distribution fee............................    12,201,569
Investment management fee...........................     6,652,796
Transfer agent fees and expenses....................     1,207,147
Shareholder reports and notices.....................       119,203
Custodian fees......................................        71,415
Professional fees ..................................        28,967
Trustees' fees and expenses.........................         7,634
Other...............................................        17,379
                                                      ------------
  TOTAL EXPENSES ...................................    20,306,110
                                                      ------------
  NET INVESTMENT INCOME.............................    39,391,759
                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...................................    98,193,413
Net change in unrealized appreciation...............       (83,411)
                                                      ------------
  NET GAIN..........................................    98,110,002
                                                      ------------
NET INCREASE........................................  $137,501,761
                                                      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE SIX     FOR THE YEAR
                                                         MONTHS ENDED        ENDED
                                                        JUNE 30, 1997  DECEMBER 31, 1996
----------------------------------------------------------------------------------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................. $   39,391,759   $  107,181,452
Net realized gain......................................     98,193,413       38,088,040
Net change in unrealized appreciation .................        (83,411)     (21,800,001)
                                                        --------------   --------------
  NET INCREASE.........................................    137,501,761      123,469,491
                                                        --------------   --------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................    (38,578,167)    (112,326,026)
Net realized gain......................................    (18,661,483)     (13,000,035)
                                                        --------------   --------------
  TOTAL................................................    (57,239,650)    (125,326,061)
                                                        --------------   --------------
Net decrease from transactions in shares of beneficial
 interest..............................................   (425,551,322)    (642,069,697)
                                                        --------------   --------------
  NET DECREASE.........................................   (345,289,211)    (643,926,267)
NET ASSETS:
Beginning of period....................................  2,676,944,981    3,320,871,248
                                                        --------------   --------------
  END OF PERIOD
  (Including undistributed net investment income of
  $1,577,933 and $764,341, respectively) .............. $2,331,655,770   $2,676,944,981
                                                        ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Utilities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to the procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are amortized over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.425% to the portion of daily net assets exceeding $5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued


personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $71,161,589 at June 30, 1997.

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued


The Distributor has informed the Fund that for the six months ended June 30, 1997, it received approximately $2,446,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 1997 aggregated $66,534,865 and $493,163,556, respectively. Included in the aforementioned are purchases of U.S. Government securities of $3,083,190 and sales of Citizens Utilities Co., an affiliate of the Fund by virtue of common Trustee, in the amount of $4,937,000, as well as a realized loss of $161,650.

For the six months ended June 30, 1997, the Fund incurred approximately $170,000 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $209,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,281. At June 30, 1997, the Fund had an accrued pension liability of $48,387 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                       FOR THE SIX                     FOR THE YEAR
                                                      MONTHS ENDED                        ENDED
                                                      JUNE 30, 1997                 DECEMBER 31, 1996
                                                --------------------------    ----------------------------
                                                       (UNAUDITED)
                                                  SHARES         AMOUNT         SHARES          AMOUNT
                                                ----------   -------------    ----------   ---------------
Sold ........................................    4,593,477   $  70,823,546    20,469,306   $   305,649,321
Reinvestment of dividends and distributions      2,984,322      46,119,991     6,797,078       100,198,592
                                                ----------   -------------    ----------   ---------------
                                                 7,577,799     116,943,537    27,266,384       405,847,913
Repurchased .................................  (35,454,301)   (542,494,859)  (70,657,866)   (1,047,917,610)
                                                ----------   -------------    ----------   ---------------
Net decrease ................................  (27,876,502)  $(425,551,322)  (43,391,482)  $  (642,069,697)
                                                ==========   =============    ==========   ===============

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued


6. FEDERAL INCOME TAX STATUS

As of December 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

7. SUBSEQUENT EVENT

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion occurred on July 28, 1997.

DEAN WITTER UTILITIES FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                          FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                         MONTHS ENDED   ------------------------------------------------
                                         JUNE 30, 1997     1996       1995     1994      1993     1992
                                        --------------- ----------- -------- --------- -------- --------
                                           (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ...     $15.22        $15.15     $12.30   $14.34    $13.37   $12.93
                                             ------        ------     ------   ------    ------   ------
Net investment income...................       0.26          0.56       0.58     0.63      0.61     0.63
Net realized and unrealized gain
 (loss).................................       0.66          0.16       2.85    (2.04)     1.09     0.47
                                             ------        ------     ------   ------    ------   ------
Total from investment operations .......       0.92          0.72       3.43    (1.41)     1.70     1.10
                                             ------        ------     ------   ------    ------   ------
Less dividends and distributions from:
 Net investment income..................      (0.25)        (0.58)     (0.58)   (0.61)    (0.61)   (0.63)
 Net realized gain......................      (0.13)        (0.07)      --      (0.02)    (0.12)   (0.03)
                                             ------        ------     ------   ------    ------   ------
Total dividends and distributions ......      (0.38)        (0.65)     (0.58)   (0.63)    (0.73)   (0.66)
                                             ------        ------     ------   ------    ------   ------
Net asset value, end of period..........     $15.76        $15.22     $15.15   $12.30    $14.34   $13.37
                                             ======        ======     ======   ======    ======   ======
TOTAL INVESTMENT RETURN+  ..............       6.08%(1)      4.99%     28.42%   (9.90)%   12.79%    8.75%

RATIOS TO AVERAGE NET ASSETS:

Expenses................................       1.67%(2)      1.64%      1.65%    1.64%     1.46%    1.59%
Net investment income ..................       3.24%(2)      3.63%      4.19%    4.67%     4.32%    5.05%

SUPPLEMENTAL DATA:

Net assets, end of period, in millions .     $2,332        $2,677     $3,321   $2,827    $3,881   $2,926
Portfolio turnover rate.................          3%(1)         7%         9%      11%       16%      14%
Average commission rate paid ...........    $0.0557       $0.0547        --       --        --       --

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

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

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Edward F. Gaylor
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
UTILITIES FUND


SEMIANNUAL REPORT
JUNE 30, 1997